UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

FEDERAL TRUST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 15, 2005

Dear Fellow Shareholders:

It is my pleasure to invite you to attend Federal Trust Corporation’s 2005 Annual Meeting of Shareholders. The Annual Meeting is again being held at the Springhill Suites, 201 North Towne Road, Sanford, Florida 32771, on May 27, 2005, at 10:00 a.m. We hope that you will have time following the Annual Meeting to visit our headquarters and meet some of our terrific employees.

The attached Notice of the Annual Meeting of Shareholders and Proxy Statement describe the formal business that will be transacted at the Annual Meeting, including the election of directors, approval of the 2005 Federal Trust Corporation Directors Stock Plan and the ratification of the selection of our independent auditors.

At the Annual Meeting, we will discuss the results of 2004, as well as our plans for 2005. Directors and officers of Federal Trust Corporation, as well as a representative from the accounting firm Hacker, Johnson & Smith, P.A., will be present to respond to your questions.

YOUR VOTE IS IMPORTANT. Please sign and date the enclosed Proxy Card or voting instruction form and promptly return it in the enclosed postage-paid envelope. If you are able to attend the Annual Meeting and prefer to vote in person you will be given that opportunity.

On behalf of the Board of Directors and all of our employees, we look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ James V. Suskiewich
James V. Suskiewich
Chairman of the Board

FEDERAL TRUST CORPORATION

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 27, 2005

The 2005 Annual Meeting of Shareholders of Federal Trust Corporation will be held at Springhill Suites, 201 North Towne Road, Sanford, Florida 32771, on May 27, 2005, at 10:00 a.m. At the Annual Meeting, the following items will be presented and voted upon:

I.	The election of two Class III members of our Board of Directors, each to serve for three-year terms;

II.	The 2005 Federal Trust Corporation Directors Stock Plan;

III.	The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve the foregoing items;

IV.	The ratification of the appointment of Hacker, Johnson & Smith, P.A., as our independent auditors for 2005; and

The transaction of any other business that properly comes before the Annual Meeting, or any adjournment thereof.

All shareholders of record as of the close of business on April 4, 2005, are entitled to vote at our Annual Meeting. Our 2004 Annual Report, which is not part of our proxy soliciting material, is also enclosed.

It is important that your shares be represented and voted at our Annual Meeting. Please complete, sign, date and return the enclosed proxy card in the envelope provided whether or not you expect to attend our Annual Meeting in person.

By Order of the Board of Directors,

/s/ James V. Suskiewich
James V. Suskiewich
Chairman of the Board

Sanford, Florida

April 15, 2005

FEDERAL TRUST CORPORATION

PROXY STATEMENT

2005 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This Proxy Statement contains information relating to the Annual Meeting of Shareholders of Federal Trust Corporation. Through this mailing, our Board of Directors is soliciting proxies for our 2005 Annual Meeting. Our 2004 Annual Report is enclosed with this Proxy Statement. These documents provide important information about our business, including audited financial statements, and are first being mailed to shareholders on or about April 15, 2005. Unless the context indicates otherwise, all references in this proxy statement to “we,” “us,” “our,” or the “Company” mean Federal Trust Corporation and its subsidiaries, Federal Trust Bank and Federal Trust Statutory Trust 1.

It is important that your shares be represented by proxy or that you be present at the Annual Meeting. If you wish to vote by proxy, please complete the enclosed Proxy Card or voting instruction form and return it, signed and dated, in the enclosed postage-paid envelope. Even if you presently intend to attend the Annual Meeting, we would ask that you also submit a proxy or instruction form. This will ensure that your shares are voted if you later cannot attend the Annual Meeting. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein.

Date, Time and Place

•	Friday, May 27, 2005

•	10:00 a.m.

•	The Springhill Suites

201 North Towne Road

Sanford, Florida 32771

VOTING

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors.

FEDERAL TRUST CORPORATION PROXY STATEMENT 312 West First Street, Suite 110 • Sanford, Florida 32771
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What is the recommendation of our Board?

The Board recommends that you vote:

•	FOR the election of two Class III director nominees;

•	FOR the approval of the Federal Trust Corporation 2005 Directors Stock Plan;

•	FOR the ratification of the appointment of Hacker, Johnson & Smith, P.A., as our independent auditors for 2005; and

•	FOR the adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes to approve any of the above proposals.

Who is entitled to vote at our meeting and what constitutes a quorum?

Only holders of record of our common stock at the close of business on April 4, 2005, the shareholder record date, will be entitled to vote at the Annual Meeting. Record holders representing a majority of our outstanding common stock present in person or represented by proxies, constitutes a quorum. The Articles of Incorporation of Federal Trust do not provide for cumulative voting. Shareholders are entitled to one vote for each share owned.

What are the voting rights of our shareholders?

In accordance with Florida law and our Bylaws, directors will be elected at the Annual Meeting by a plurality of the votes cast. Any other matter on which shareholders vote at the Annual Meeting will be determined by the affirmative vote of a majority of the votes cast. The number of shares of our common stock outstanding as of the record date was 8,073,563, held by approximately 423 shareholders in their own name. Each share of common stock entitles its owner to one vote upon each matter to come before the Annual Meeting. A shareholder may abstain or withhold a vote with respect to any item submitted for shareholder approval. “WITHHELD” votes will be counted as being present for purposes of determining the existence of a quorum, but will be counted as not voting in favor of any proposal brought before the Annual Meeting.

How do I vote?

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing and returning the Proxy Card in the enclosed postage pre-paid, pre-addressed envelope.

If you own shares through a brokerage firm (e.g., shares held in “street name”), you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct how your shares are to be voted. As with a Proxy Card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided. Many brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

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If your shares are held by a brokerage firm, under certain circumstances, the brokerage firm may vote your shares. Such entities have authority to vote their customers’ shares on certain routine matters, including the election of directors. When a firm votes its customers’ shares on routine matters, these shares are also counted for the purpose of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers’ shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather not counted at all for such a matter. The only item being proposed for this Annual Meeting that is considered non-routine is the Federal Trust Corporation 2005 Director Stock Plan.

Who can attend our Annual Meeting?

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by Proxy Card. If you own common stock through a brokerage account, you may also attend the Annual Meeting, but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the brokerage firm that holds your shares. You should contact your brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting, so we will be able to determine in advance if a quorum is present. You may change or revoke your proxy at the Annual Meeting in the manner described below even if you have already voted by Proxy Card.

Can I change my vote after I return my proxy card?

Any shareholder holding common stock of record may revoke a previously granted proxy at any time before it is voted, by delivering to us a written notice of revocation, or a duly executed Proxy Card bearing a later date, or by attending the Annual Meeting and voting in person. Any shareholder holding common stock through a brokerage firm may change or revoke previously given voting instructions by contacting the brokerage firm, or by obtaining a legal proxy from the brokerage firm and voting in person at the Annual Meeting.

Who will pay the costs of soliciting proxies on behalf of our Board of Directors?

The cost of soliciting proxies on behalf of the Board of Directors of the Annual Meeting will be borne by Federal Trust. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses. Because of the number of our shares that are held in street name, this year, as in past years, we have retained Regan & Associates, Inc. to aid in the solicitation of shareholders, brokers, banks and other institutional investors for an estimated fee of $5,000.

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STOCK OWNERSHIP

The following table contains information concerning the persons and entities know to us to be beneficial owners of 5% or more of the outstanding shares of Federal Trust common stock as of the record date.

Name and Address of Beneficial Owner	Number of Shares		Percent of Class
James V. Suskiewich 312 W. First Street, Suite 110 Sanford, FL 32771	702,308	(1)	8.51%

Keefe Managers, LLC 375 Park Avenue New York, NY 10152-0139	654,385	(2)	8.11%

Estate of Einar Paul Robsham Post Office Box 5183 Cochituate, MA 01778	488,400	(3)	6.05%

John Sheldon Clark 1633 Broadway, 30th Floor New York, NY 10019	427,741	(4)	5.30%

(1)	Includes 273,556 shares held as trustee under Federal Trust’s ESOP, 144,008 shares held as trustee under Federal Trust’s 401(k) Plan, 1,939 shares held in his spouse’s IRA and 180,587 shares covered under stock options.

(2)	As disclosed in the Schedule 13(g) filed with the Securities and Exchange Commission on February 10, 2005.

(3)	As disclosed in the Schedule 13(d) filed with the Securities and Exchange Commission on June 19, 2000.

(4)	As disclosed in the Schedule 13(d) filed with the Securities and Exchange Commission on August 27, 2004.

PROPOSAL I

ELECTION OF DIRECTORS

The Board of Directors is presently comprised of five members. Our Articles of Incorporation provide that directors are divided into three classes, which serve for staggered three-year terms. This year, two Class III directors are to be elected.

To the best of our knowledge, the director nominees being proposed for election are not subject to any agreement with any other person. The nominees have indicated their willingness to stand for election and to serve as directors, if elected. Should the nominees become unable or unwilling to serve, proxies will be voted for the election of such other persons as the Board of Directors may choose to nominate.

Information relating to the business experience, age, and beneficial ownership of our common stock of the director nominees and the continuing directors is described below.

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Information Concerning Director Nominees

CLASS III DIRECTORS

TERMS EXPIRE IN 2008

Dr. Samuel C. Certo, age 58, has been a director of Federal Trust since 1997 and a director of Federal Trust Bank since 1996. He is the former Dean and a Professor of Management in the Crummer Graduate School of Business at Rollins College in Winter Park. Since 1986, Dr. Certo has served as a business consultant and has published textbooks in the areas of management and strategic management. Dr. Certo resides in Longwood, Florida.	56,323 shares of common stock(1) 36,586 options to purchase common stock 1.15% of the outstanding common stock

James V. Suskiewich, age 57, has been a director of Federal Trust since 1994 and is currently Chairman of the Board. He has served as President and Chief Executive Officer of Federal Trust since July 1996. Since January 1993, he has been Chief Executive Officer and a director of Federal Trust Bank. He was President of Federal Trust Bank from January 1993 to January 2005. Mr. Suskiewich resides in Longwood, Florida.	521,721 shares of common stock(1) (2) 180,587 options to purchase common stock 8.51% of the outstanding common stock

Information Concerning Continuing Directors

CLASS I DIRECTOR

TERM EXPIRES IN 2006

Kenneth W. Hill, age 72, has been a director of Federal Trust since 1997 and a director of Federal Trust Bank since 1995. Mr. Hill was a Vice President and Trust Officer of SunBank, N.A., Orlando, Florida, from 1983 through 1995. Mr. Hill resides in Orlando, Florida.	54,000 shares of common stock(1) 36,485 options to purchase common stock 1.12% of the outstanding common stock

CLASS II DIRECTORS

TERMS EXPIRE IN 2007

George W. Foster, age 76, is a retired banker and has been a director of Federal Trust since 1997 and a director of Federal Trust Bank since 1990. From 1990 through 1993, he served as President and Chief Executive Officer of Federal Trust Bank. Mr. Foster resides in Longwood, Florida.	15,000 shares of common stock(1) 33,802 options to purchase common stock 0.60% of the outstanding common stock

A. George Igler, age 53, was elected to the Board in October, 2001. Mr. Igler serves as the Vice Chairman of the Board for Federal Trust. Since 1992, he has been a principal shareholder of the law firm of Igler & Dougherty, P.A., which concentrates its practice in financial institutions, corporate and securities law. Igler & Dougherty, P.A., has served as Federal Trust’s corporate counsel since 1993. Mr. Igler resides in Tallahassee, Florida.	23,868 shares of common stock(1) (3) 21,378 options to purchase common stock 0.56% of the outstanding common stock

Directors and executive officers as a group (13 persons)	796,851 shares of common stock(1) (2) (3) (4) 504,758 options to purchase common stock 15.17% of the outstanding common stock(4) (5)

(footnotes on following page)

FEDERAL TRUST CORPORATION PROXY STATEMENT 312 West First Street, Suite 110 • Sanford, Florida 32771
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(1)	Includes shares for which the named person:

•	has sole voting and investment power;

•	has shared voting and investment power with a spouse, or

•	holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

(2)	Includes 273,556 shares held as trustee under Federal Trust’s ESOP; 144,008 shares in Federal Trust’s 401(k) Plan over which he has shared voting and investment powers; and 1,939 shares held in his spouse’s IRA.

(3)	Includes 6,478 shares held as trustee under Igler & Dougherty, P.A. 401(k) Profit Sharing Plan, with respect to which Mr. Igler shares voting and investment power.

(4)	Includes stock and options owned by:

Name/Age	Position with Federal Trust or Federal Trust Bank	Years of Service	Number of Shares		Shares Covered Options	Percentage of Beneficial Ownership
Jennifer B. Brodnax	Senior VP/Operations(6)	18	169,303	(7)	40,000	2.58%
Stephen H. Coover	Bank Director Only	1	1,450		0	0.02%
Stephen C. Green	President & Chief Operating Officer(6)	4	33,117		80,920	1.40%
A. Stuart Hall	Bank Director Only	2	6,000		0	0.07%
Dennis J. Harward	Bank Director Only	6	1,100		0	0.01%
Thomas J. Punzak	Treasurer	13	6,336		20,000	0.33%
Daniel C. Roberts	Senior VP and Chief Credit Officer(6)	4	41,141		25,000	0.82%
Gregory E. Smith	Executive VP & Chief Financial Officer	2	155,508	(8)	30,000	2.29%

(5)	Percentage based on 8,578,321 shares, of which 8,073,563 shares were outstanding as of the record date and 504,758 shares covered under stock options.

(6)	Bank officer only.

(7)	Includes 6,275 shares in Federal Trust’s Stock Bonus Plan, over which Ms. Brodnax has sole voting and investment power; and 144,008 shares in Federal Trust’s 401(k) Plan over which Ms. Brodnax has shared voting and investment powers.

(8)	Includes 144,008 shares in Federal Trust’s 401(k) Plan over which he has shared voting and investment powers.

The Board of Directors Recommends that Shareholders Vote “FOR”

The Election for the Class III Director Nominees.

CORPORATE GOVERNANCE

The Securities and Exchange Commission and the American Stock Exchange (“AMEX”) have regulations and listing requirements that govern the corporate practices of AMEX listed companies such as Federal Trust. Our Board of Directors has determined that a majority of our directors are independent in accordance with the director requirements of the Securities and Exchange Commission and the AMEX.

In determining whether a director is independent under applicable independence requirements, our Board of Directors considered any transactions and relationships between each director and any member of his immediate family or affiliates and Federal Trust and its subsidiary and affiliates. Our Board of Directors also examined any transactions and

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relationships between directors and their affiliates and members of our senior management and any member of their immediate family or affiliates. Since banking is a significant portion of our business, our Board of Directors determined that a director’s independence is not affected where there is a loan relationship between Federal Trust Bank and a director that is performing in accordance with its contractual terms and has not been adversely classified or specially mentioned by the federal bank examiners.

BOARD OF DIRECTORS AND STANDING COMMITTEES

Our Board of Directors conducts its business through meetings of the full Board and through standing committees. During 2004, the Board of Directors held four meetings. All of our directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the respective committees on which they served. In addition, our directors are required to attend the Annual Meeting. At last year’s Annual Meeting, all of the directors were in attendance.

The Board has four standing committees – the Executive Committee, the Nominating Committee, the Compensation Committee and the Audit Committee.

The Executive Committee has the authority of the Board of Directors when the Board is not in session. The Executive Committee may exercise all powers of the Board of Directors in the management of the business and affairs of Federal Trust under Florida law. A copy of the Executive Committee Charter was included with last year’s Proxy Statement. The Executive Committee did not meet in 2004. The Executive Committee consists of Dr. Samuel Certo (Chairman), A. George Igler and James V. Suskiewich.

The Nominating Committee considers nominees to our Board of Directors and the election of directors of our subsidiaries. The Committee consists of George W. Foster (Chairman), Dr. Samuel C. Certo and Kenneth W. Hill, each of whom is “independent” under the AMEX rules. The Nominating Committee has adopted a charter, which charges the Committee with evaluating shareholder nominees. A copy of the Nominating Committee Charter was included with last year’s Proxy Statement. The Nominating Committee met once during 2004.

The Compensation Committee serves with regard to compensation and personnel policies, program and plans, including management development and succession, and to approve employee compensation and benefit programs. The Compensation Committee consists of A. George Igler (Chairman), Dr. Samuel C. Certo, George W. Foster and Kenneth W. Hill. The Compensation Committee met three times during 2004. The Compensation Committee has adopted a charter, a copy of which was including with last year’s Proxy Statement. All of the members of the Compensation Committee are considered independent under the AMEX rules.

The Audit Committee has adopted a formal charter, pursuant to which the committee reviews Federal Trust’s auditing, accounting, financial reporting and internal control functions, recommends our independent auditor and reviews its services. The Audit Committee met five times during 2004. A copy of the Audit Committee Charter was included with last year’s Proxy Statement and is posted on our website at www.federaltrust.com. The Board of Directors

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believes that the members of the Audit Committee are all independent under AMEX listing standards.

AUDIT COMMITTEE REPORT

To Our Shareholders:

The Audit Committee oversees Federal Trust’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. The functions of the Audit Committee are focused on three areas:

•	the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements;

•	the performance of the internal auditors, as well as their independence; and

•	the Company’s compliance with legal and regulatory requirements.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Hacker, Johnson & Smith, P.A., the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

The Audit Committee has discussed with Hacker, Johnson & Smith, P.A., the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to the firm’s independence from management and the Company. The Audit Committee has considered whether the provision of non-audit services by Hacker, Johnson & Smith, P.A., is compatible with maintaining their independence. The Audit Committee has also discussed with Hacker, Johnson & Smith, any items required to be discussed by the Statement on Auditing Standards No.61 (Communication with Audit Committees).

The Audit Committee discussed with the Company’s internal auditors and Hacker, Johnson & Smith, P.A., the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and Hacker, Johnson & Smith, P.A., with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. During 2004, the Chairman of the Audit Committee met on different occasions with management and internal and external auditors to review various audit related matters.

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In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2004, and filed with the Securities and Exchange Commission. The foregoing report is respectfully submitted by the Audit Committee:

Kenneth W. Hill, Audit Committee Chairman

Dr. Samuel Certo

George W. Foster

DIRECTOR COMPENSATION

In 2004, we paid each Federal Trust director a quarterly retainer of $2,500 and $2,500 per Board meeting. We did not pay Federal Trust Directors any fees for membership on committees or serving as Chairmen of the Board or any committees.

In 2004, Federal Trust Bank paid its directors $500 per full Board meeting and $250 per committee meeting. The Chairman of the Bank’s Board, James V. Suskiewich, received an extra $500 per full Board meeting. In addition, Bank Directors A. Stuart Hall and Dennis J. Harward each received quarterly retainers of $2,500.

Our 1998 Directors’ Stock Option Plan (“Directors’ Plan”) was approved by shareholders at the 1998 Annual Meeting. At the 2002 Annual Meeting, additional shares were reserved for issuance. The Directors’ Plan authorizes the granting of only compensatory options. Under the terms of the Directors’ Plan, 140,000 shares of common stock were reserved for issuance upon the exercise of options. Stock options covering all 140,000 shares have been issued.

The per share exercise price of the options that were granted was equal to the fair market value of a share of common stock as of the date of grant. The stock options granted under the Directors’ Plan can be exercised any time after six months from the date of grant up until ten years after the date of grant. Unless terminated, the Directors’ Plan shall remain in effect until the tenth anniversary of its effective date.

COMPENSATION COMMITTEE REPORT

To Our Shareholders:

The compensation for our executive officers is determined by the Compensation Committee, none of whom is also an executive officer or employee of the Company. Each Compensation Committee member is independent as defined under the AMEX rules. Cash compensation consists of an annual salary and, except for the Chief Executive Officer/President, a discretionary year-end bonus. The annual salaries for 2004 were established in the fourth quarter of 2003. The year-end bonuses were determined in the fourth quarter of 2004, and were paid at the beginning of 2005. In determining the cash compensation for the executive officers, the Chief Executive Officer/President initially determines the salary range recommendations. The Chief Executive Officer/President then presents his recommendations to the Compensation Committee, which reviews and analyzes this information. The Compensation Committee then

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determines the appropriate compensation for the executive officers, including the compensation of the Chief Executive Officer/President.

Compensation Principles

Executive compensation for 2004 was determined in accordance with the following four fundamental principles:

•	The Company’s performance, i.e., both in terms of the attainment of short-term and long-term goals;

•	the competitiveness of the Company’s executive officer salaries to that of similarly qualified officers in the Florida market;

•	the individual performance of each executive officer; and

•	the recommendations of the Chief Executive Officer/President regarding all executive officers other than himself.

No disproportionate weight was given to any specific principle.

In determining the base salary and any incentive bonus plan for the executive officers, the Compensation Committee looks to industry standards as determined from annual surveys published by the Florida Bankers Association and private companies specializing in executive compensation analysis for financial institutions. Such surveys provide compensation information based on institution size and geographic location and serve as a benchmark for determining executive salaries. In September 2004, the Compensation Committee met with TBG Consulting, Inc., Pittsburg, Pennsylvania (a compensation consulting firm) to review the compensation paid to the Company’s executive officers. The peer group of financial institutions surveyed ranged between total assets between $500 million and $1 billion. Equal weight was awarded to the performance criteria listed above in assessing the performance of the Company and in making the comparisons with the peer group. The salaries of Federal Trust’s executive officers were generally at or just above the median range of the peer group surveyed. The survey also showed that Federal Trust led all other publicly traded Florida bank stocks with largest total percentage of return on investment to shareholders. TBG Consulting, Inc. concluded that the base salaries of the Company’s executive officers were in line with its peer group.

The Compensation Committee reviewed the Company’s and individual executive officer’s performance in December 2005, and found that the goals and objectives established in the fourth quarter of 2003 and the beginning of the first quarter of 2004 had been successfully implemented or accomplished. The 2005 goals and objectives for management were also finalized, with specific emphasis on continued increase in earnings per share and sustained growth. In January 2005, the Compensation Committee engaged the services of The Delves Group, Chicago, Illinois, a compensation specialist firm to examine the Company’s overall compensation strategy for our executive officers and directors.

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Cash Bonuses

Each executive officer is given the opportunity to earn an annual bonus, generally in the range of 10-40% of his or her annual base salary. For fiscal year 2004, bonuses were paid to executive officers for: (i) the Company’s overall performance; (ii) the progress made in implementing the Company’s corporate strategy; and (iii) the Company’s increase in profitability, notwithstanding its continued growth and branch expansion. During 2004 and at the beginning of 2005, cash bonuses were paid to the listed executive officers as follows: $150,861 performance bonus to Chief Executive Officer/President James V. Suskiewich, as provided in his employment contract; $40,750 in bonuses to President/Chief Operating Officer Stephen C. Green; $30,750 in bonuses to Executive Vice President/Chief Financial Officer Gregory E. Smith; and $20,750 in bonuses to Senior Vice President/Chief Credit Officer Daniel C. Roberts.

Compensation of the Chief Executive Officer

In 2004, the salaries of Chief Executive Officer/President James V. Suskiewich and Chief Financial Officer, Gregory E. Smith were apportioned between Federal Trust and Federal Trust Bank based upon the time spent at the respective companies. As previously discussed in this report, the Compensation Committee evaluated the salary of the Chief Executive Officer/ President based on the same criteria used to evaluate the salaries similarly situated chief executive officers in the industry. The Compensation Committee’s determination of an appropriate level of compensation for the Chief Executive Officer/President was thus based on a comparison of Federal Trust’s results with the performance of the peer group, the Chief Executive Officer/President’s responsibilities for implementation of pre-determined goals and objectives for the Company during 2004, and the compensation paid to other chief executive officers within the peer group.

Conclusion

The Compensation Committee’s goal is to provide our executive officers with compensation packages that promote retention and stability within the management team, but that also incorporate performance measures that promote long-term shareholder value. Based upon its review of Company’s executive compensation program, the Compensation Committee believes that the program’s structure and the awards granted in 2004 were appropriate, competitive and effective in satisfying the Committee’s objectives. This report is respectfully submitted by the Compensation Committee:

A. George Igler (Chairman) Dr. Samuel Certo George W. Foster Kenneth W. Hill

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EXECUTIVE COMPENSATION

The following Summary Compensation Table shows compensation information regarding executive officers James V. Suskiewich, Stephen C. Green, Gregory E. Smith and Daniel C. Roberts. In 2004, no other executive officer received compensation in excess of $100,000, which is the level required to be reported in this table by the Securities and Exchange Commission’s regulations.

	Annual Compensation (1)							Long-Term Compensation
Name and Principal Position(1)	Year	Salary	Bonus	Directors’ Fees		Other Annual Compensation(2)		Restricted Stock Awards(3)	Options(4)
James V. Suskiewich CEO and President of Federal Trust and CEO of Federal Trust Bank	2004 2003 2002	$275,000 222,000 165,000	$150,861 130,081 99,800		$32,000 32,000 22,000	$221,762 (67,253 74,594	)(5)	12,983 21,319 16,609	— 50,000 10,587

Stephen C. Green President and Chief Operating Officer of Federal Trust Bank	2004 2003 2002	$160,000 150,000 110,000	$40,750 25,750 35,750	$	— — —	$27,953 22,180 20,207		9,768 17,966 10,601	— 10,000 920

Gregory E. Smith Executive Vice President and CFO of Federal Trust and Federal Trust Bank	2004 2003	$125,000 79,615	$30,750 10,750	$	— —	$16,433 10,463		7,072 —	— 30,000

Daniel C. Roberts Senior Vice President and Chief Credit Officer of Federal Trust Bank	2004 2003 2002	$100,000 97,461 94,000	$20,750 15,750 12,750	$	— — —	$6,821 6,078 8,247		6,521 10,481 8,340	— 8,791 1,209

(1)	Includes all compensation in the year earned whether received or deferred at the election of the executive.

(2)	Includes the estimated value of:

	2004	2003		2002
James V. Suskiewich
Health & life insurance premiums	$7,192	$7,053		$10,666
Social/country club dues	3,723	5,424		4,835
401(k) plan contributions	12,210	7,061		6,092
Supplemental retirement plan	190,494	(92,310	)(5)	48,014
Use of company automobile	8,143	5,519		4,987

Total:	$221,762	$(67,253)		$74,594

	2004	2003		2002
Stephen C. Green
Health & life insurance premiums	$10,040	$9,319		$12,562
Social/country club dues	3,723	3,515		3,595
401(k) plan contributions	5,539	4,858		4,050
Supplemental retirement plan	8,651	4,488		0

Total:	$27,953	$22,180		$20,207

(footnotes continued on next page)

FEDERAL TRUST CORPORATION PROXY STATEMENT 312 West First Street, Suite 110 • Sanford, Florida 32771
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	2004	2003
Gregory E. Smith
Health & life insurance premiums	$10,040	$9,319
401(k) plan contributions	4,188	—
Supplemental retirement plan	2,205	1,144

Total:	16,433	10,463

	2004	2003	2002
Daniel C. Roberts
Health & life insurance premiums	$3,394	$3,221	$5,494
401(k) plan contributions	3,427	2,857	2,753

Total:	$6,821	$6,078	$8,247

(3)	Includes value of the participant’s share allocation in our Employee Stock Ownership Plan, which is described elsewhere in the Executive Compensation section of this Proxy Statement.
(4)	Options granted under our 1998 Key Employee Stock Compensation Program, which is described elsewhere in the Executive Compensation section of this Proxy Statement.
(5)	There was a negative accrual in 2003, due to a restructuring of Mr. Suskiewich’s Supplemental Retirement Plan in June 2003.

Employment Contracts

Federal Trust and Federal Trust Bank have entered into a joint employment agreement with our Chief Executive Officer/President James V. Suskiewich. Federal Trust Bank has also entered into severance agreements with President/Chief Operating Officer Stephen C. Green; Executive Vice President/Chief Financial Officer Gregory E. Smith; Senior Vice President/Chief Credit Officer Daniel C. Roberts; and Senior Vice President/Operations Jennifer B. Brodnax. The following is a summary of these agreements.

Under James V. Suskiewich’s employment agreement, he receives a base salary, plus reimbursement of reasonable business expenses. In addition, for any quarter in which Federal Trust Bank’s after-tax earning are at least 0.50% of its average quarterly assets on an annualized basis, Mr. Suskiewich receives a bonus equal to 3% of Federal Trust Bank’s quarterly net, pre-tax income. Mr. Suskiewich is also entitled to discretionary performance bonuses to be paid annually for the duration of the agreement. For the year ended December 31, 2004, Mr. Suskiewich received his contractual performance bonus of $150,861.

Mr. Suskiewich’s employment agreement has a continuing three-year term. The employment agreement automatically renews one additional day for each day during the term of the agreement. Therefore, at all times, Mr. Suskiewich’s agreement has a three-year term. The respective Boards of Directors review the agreement annually to determine whether the agreement should continue to be extended. Any party to the agreement may cease the automatic renewals by notifying the other parties of its intent to not renew. In addition, any party may terminate the agreement by delivering to the other parties a notice of termination. The date of termination is either 60 or 90 days after delivery of the notice (depending on the reason for termination).

Mr. Suskiewich’s employment agreement provides for termination by the Company for reasons other than for “cause” and by Mr. Suskiewich for “good reason,” as those terms are defined in the agreement. In the event the employment agreement is terminated by the Company for reasons other than for “cause” or by Mr. Suskiewich for “good reason,” he shall be entitled to a severance payment. The severance payment would be paid in a lump sum equal to the total

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annual compensation due for the remainder of the term of the employment agreement, the performance bonus due for the quarter of termination, an annualized portion of any long term incentives to later come due, and the amount of annual club dues for the year of termination, all multiplied by the number of years remaining on the term of his employment agreement.

In the event of a change in control of Federal Trust or Federal Trust Bank, Mr. Suskiewich will receive a lump sum payment for his then base salary for the remainder of the term of his employment agreement, the amount of the performance bonus for the fiscal quarter in which the termination became effective and the amount of annual club dues for the remaining years of the employment agreement. In addition, he will be entitled to receive a delayed recognition bonus equal to three times his annual compensation multiplied by the price-to-book-value ratio at which the Company is acquired. The employment agreement also includes a “gross up” payment clause, should the severance payments received be subject to federal excise taxes. Under this provision, Federal Trust or Federal Trust Bank would increase Mr. Suskiewich’s severance payment so that the net proceeds from such payments would equal the amount of severance payments due under the terms of the employment agreement.

The employment agreement also permits Mr. Suskiewich to terminate his employment voluntarily. In the event of voluntary termination, except as previously described, all rights and benefits under the contract shall immediately terminate upon the effective date of such termination.

Federal Trust Bank has also entered into Employee Severance Agreements with President/Chief Operating Officer Stephen C. Green, Executive Vice President/ Chief Financial Officer Gregory E. Smith, Senior Vice President/Chief Credit Officer Daniel C. Roberts and Senior Vice President/Operations Jennifer B. Brodnax. The terms of these agreements are identical and provide that the employees are to receive termination payments equal to two years of their highest annual salary if their employment is terminated following a change in control (as defined in the agreements). Each agreement has a one-year term, except Mr. Green’s and Mr. Smith’s which have two-year terms. The Severance Agreements for Senior Vice President/Chief Credit Officer Roberts and Senior Vice President/Operations Brodnax were extended for an additional year in December 2004.

Employee Stock Ownership Plan

All of our full-time salaried employees are participants in the Employee Stock Ownership Plan (“ESOP”) once they have completed 1,000 hours of employment and have been employed since January 1st, the beginning of the plan year. Executive officers are eligible to participate in the ESOP, but directors are not eligible unless they are also full-time salaried employees. A participant’s interest in the ESOP becomes vested after they have completed five years of employment with a minimum of 1,000 hours per year. As of December 31, 2004, 28 employees (including 14 former employees) had vested interests in the ESOP.

ESOP contributions are determined annually by Federal Trust’s Board of Directors, taking into consideration prevailing financial conditions, the Company’s fiscal requirements and other factors deemed relevant by the Board. In general, contributions of up to 15% of total compensation paid to employees during the year can be made to the ESOP. The contribution

FEDERAL TRUST CORPORATION PROXY STATEMENT 312 West First Street, Suite 110 • Sanford, Florida 32771
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made on behalf of each participant equals the proportion that each participant’s compensation for the year bears to the total compensation of all participants for the year. In 2004 and 2003, cash contributions $120,000 and $97,837, respectively, were made to the ESOP. The ESOP currently holds 299,661 shares of Federal Trust common stock (including 117,114 unallocated shares), or 3.7% of the outstanding shares.

Key Employee Stock Bonus Plan

In April 2002, we adopted the Key Employee Stock Bonus Plan (“Bonus Plan”). Under the bonus Plan, a trust has been formed to purchase up to 2% of the outstanding shares of our common stock on the open market. The Compensation Committee of our Board of Directors has the right to award such shares of stock to our non-executive officer employees. Any such award may contain conditions which must be met, or a vesting schedule which must be followed, prior to the shares being earned by and distributed pursuant to an employee’s award. The termination of employment of any award recipient for reasons other than normal retirement, death, or disability shall constitute revocation of the recipient’s unearned award. If the termination of a recipient’s employment is caused by retirement, death, or disability, all unearned awards shall be deemed fully earned unless it is later discovered that the employee engaged in conduct which warranted revocation of an award. As of the record date, awards for 6,025 shares had been made under the Bonus Plan and there were 6,225 shares available for future issuance.

TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

Our loan policies provide for limited types of loans to be made to directors, officers and employees. Loans made by Federal Trust Bank are also subject to the provisions of Section 22(h) of the Federal Reserve Act, which require that any credit extended by Federal Trust Bank to our directors, executive officers and principal shareholders, or any of their affiliates must:

1.	be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by Federal Trust Bank with non-affiliated parties; and

2.	not involve more than the normal risk of repayment or present other unfavorable features.

There is no family relationship as defined in the Securities and Exchange Commission rules or the AMEX rules between any of our Company executive officers or directors. When a transaction, however, involves an officer, director, principal shareholder or affiliate of Federal Trust or Federal Trust Bank, it is our policy that the transaction must be on terms no less favorable to us than could be obtained from an unaffiliated party. All such transactions must be approved in advance by a majority of Federal Trust’s or Federal Trust Bank’s independent and disinterested directors.

Prior to the adoption of the Sarbanes-Oxley Act in 2002, Federal Trust would loan funds to directors and officers to purchase common stock in the open market. As of December 31, 2004, there were two loans outstanding, one to a director in the amount of $46,806 and one to an

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officer of Federal Trust Bank in the amount of $17,045. Both loans are performing according to their terms, but will not be extended when they come up for renewal.

In the ordinary course of business, the Company may use the services of companies, partnerships or firms of which Company directors are officers, directors or owners. The Company has two directors whose firms provided legal services for the Company. Mr. Igler’s firm, which serves as General Counsel to the Company, received $120,000 for the year ended December 31, 2004, for corporate/regulatory legal services and regulatory compliance reviews. Mr. Stephen H. Coover is a director of Federal Trust Bank. His law firm provides legal services to the Bank in connection with property acquisitions for branch locations. His firm received fees of $27,000 during 2004. The terms of the services provided by both firms were at least as favorable to us as could be obtained from unrelated third parties, as previously discussed under the caption titled Board of Directors.

1998 KEY EMPLOYEE STOCK COMPENSATION PROGRAM

The 1998 Key Employee Stock Compensation Program (“Employee Program”) was approved by our shareholders at the 1998 Annual Meeting and is for the benefit of our officers and other key employees. The Employee Program is comprised of four parts: an Incentive Stock Option Plan, a Compensatory Stock Option Plan, a Stock Appreciation Rights Plan and a Performance Plan.

The Employee Program provides for the issuance of options to purchase our common stock. Stock appreciation rights, which enable the recipient to elect payment wholly or partially in cash, based upon increases in the market value of the stock since the date of the grant, may also be awarded under the 1998 Program, as may outright awards of Federal Trust common stock.

A committee consisting of not less than three directors of Federal Trust (none of whom may be an employee of the Company) has been given authority to administer the Employee Program and to grant option, stock appreciation rights and share awards. In 2003, the Compensation Committee assumed the role of Program Administrators. The Program Administrator may make grants under the Employee Program at their discretion to any full-time employees.

Options granted under the Employee Program are exercisable in one or more installments and may be exercisable on a cumulative basis. Options are exercisable for a term no longer than ten years. Options are not transferable and will terminate within a period of time following termination of employment. In the event of a change in control or a threatened change in control, all options granted before such event shall become immediately exercisable; provided, however, that no options shall be exercisable for a period of six months from the date of grant. The term “control” generally means the acquisition of 10% or more of the voting securities of Federal Trust by any person or group. This provision may have the effect of deterring hostile changes in control by increasing the costs of acquiring control.

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Options granted under the Employment Program may be “incentive stock options” within the meaning of the Internal Revenue Code of 1986, as amended, which are designed to result in beneficial tax treatment to the employee, but no tax deduction for Federal Trust. Options may also be “compensatory stock options” which do not give the employee certain benefits of an incentive stock option, but entitle us to a tax deduction when the options are exercised. The exercise price of incentive stock options may not be less than the fair market value of common stock on the date the option is granted. Compensatory stock options may be exercisable at a price equal to or less than the fair market value of a share of common stock at the time of the grant of the option. At December 31, 2004, no compensatory stock options had been granted under the Employee Program.

No consideration is received by Federal Trust in return for the grant of options, although consideration would be received upon exercise of the options. For financial reporting purposes, there is no charge to the income of Federal Trust in connection with the grant or exercise of an option. As of April 4, 2005, the market value of our common stock was $10.61 per share.

The grant of stock appreciation rights would require charges to the income of Federal Trust based on the estimated costs which would be incurred upon their exercise. In the event of a decline in the market price of our common stock subsequent to such a charge against earnings, a reversal of prior charges is typically made in the amount of such decline. Share awards also require a charge to income equal to the amount of the award at the time it become likely that the shares will be awarded, with subsequent increases or decreases based on market price fluctuations prior to the actual awarding of the shares. No stock appreciation rights or share awards have been granted under the Employee Program.

The terms of the Employee Program may be amended by the Program Administrators except that no such amendment may increase the maximum number of shares included in the Employee Program, change the exercise price of incentive stock options, increase the maximum term established for any option, stock appreciation right or share award, or permit any grant to a person who is not a full-time employee of Federal Trust.

Under the terms of the Employee Program, 666,181 shares of common stock have been reserved for issuance upon the exercise of options. As of April 4, 2005, incentive stock options to purchase 404,305 shares of common stock had been granted to our officers and key employees. Currently, 331,376 remain available for future option grants. In 2004, no options were granted to any of the executive officers named in the above summary compensation table.

The following table represents the value on December 31, 2004, of unexercised stock options held by the four officers listed in the Summary Compensation Table.

(Table to follow on next page)

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Name	Number of Shares Underlying Options Exercisable/Unexercisable	Value of Unexercised In-the-Money Options Exercisable/Unexercisable
James V. Suskiewich	134,235 /46,352	$796,056 /$142,584
Stephen C. Green	44,368 /36,552	$275,082 /$226,622
Gregory E. Smith	6,000 / 24,000	$23,070 / $92,280
Daniel C. Roberts	11,242 / 13,758	$63,334 / $59,842

PROPOSAL II

FEDERAL TRUST CORPORATION

2005 DIRECTORS STOCK PLAN

The purpose of Federal Trust Corporation’s 2005 Directors Stock Plan (the “Plan”) is to promote the long-term growth of our company by increasing the equity ownership interest of the directors and to attract and retain highly qualified and capable directors for our company and its bank subsidiary. The Plan will provide for only a limited number of shares: 90,000, in order to prevent extensive shareholder dilution. In addition, this Plan will provide for greater flexibility in the means by which our directors are compensated in it will provide a mechanism for recent additions to the Bank’s Board, who have not been granted any stock awards. The following further summarizes the Plan, which is qualified in its entirety by the full text of the Plan, which is included with this Proxy Statement as Exhibit A.

The Plan will be administered by the Compensation Committee or any other committee as otherwise designated by the Board. Awards made under the Plan may be in the form of shares, stock units, or stock options, and shall be subject to the terms of an Award Summary, which is an agreement between Federal Trust and the director which evidences the terms and conditions of the award. Each director of Federal Trust and the Bank may be granted an annual stock retainer, in which the director annually elects to receive either shares or stock units. A stock unit is the right to receive a share of common stock on a date elected by the director. Awards made as part of an annual stock retainer will be granted quarterly to coincide with the quarterly payment of the director’s annual cash retainer. The number of shares or stock units granted each quarter will be equal to up to 25% of the director’s annual cash retainer divided by the fair market value per share on the date of the award.

In addition, the Plan provides that a director may elect to substitute his or her annual cash retainer or a portion thereof, with an award of shares or stock units. The number of shares or stock units granted will equal the amount of the annual cash retainer that the director has elected divided by the fair market value per share on the date of the award. While any stock unit is outstanding the director holding the stock unit will be entitled to receive a dividend in the form of additional stock units, if cash dividends are declared on outstanding shares of common stock. The amount of any such dividend will be equal to the amount of the cash dividend declared times the number of stock units held divided by the fair market value of the common stock on the date

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the dividend is paid. Each stock unit, including fractional stock units, will be converted to one share of common stock on the date which has been selected by the director.

The Plan also provides for discretionary awards which may be granted by the Board in its sole discretion to recognize any additional services provided to the Board or the company or as a special grant to all directors. These discretionary awards may be in the form of stock options, shares, or stock units; provided, however, that any stock options granted may not be exercisable for less than fair market value per share on the date of grant, and must be exercised at least 6 months from the date of grant and before the earlier of: (1) 10 years after the date of the award; or (2) one year from the date the director’s service is terminated by reason of retirement or death.

Each recipient of awards under the Plan will incur taxable income, and our company will incur an equal expense which will offset income for that period.

Under the provisions of the Plan, awards of stock options and stock units are not transferable during a director’s lifetime and may not be assigned, exchanged, pledged, transferred, or otherwise encumbered or disposed of except by court order, will, or by the laws of descent and distribution. Upon the occurrence of a Change of Control, as defined by the Plan, any and all outstanding options become immediately exercisable, and all stock units will be distributed in shares of common stock. The Plan may be amended from time to time or terminated entirely by the Board; provided, however, that the terms and conditions of any outstanding stock options or stock units may not be adversely effected.

The Board of Directors Recommends that Shareholders Vote “FOR” the

2005 Federal Trust Corporation Directors Stock Plan.

PROPOSAL III

RATIFICATION OF THE APPOINTMENT OF AUDITORS

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005

Following consultation with the Audit Committee, our Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. (“Hacker, Johnson”), as the independent auditors for Federal Trust for the fiscal year ending December 31, 2005. A representative from the firm is expected to be present at the Annual Meeting to make a statement and to respond to shareholder questions.

Audit Fees. The aggregate fees billed for professional services by Hacker, Johnson in connection with the audit of the annual financial statements and the reviews of the financial statements included in our quarterly filings with the Securities and Exchange Commission for the fiscal years ended December 31, 2004, and December 31, 2003, were $65,000 and $62,500, respectively.

Audit Related Fees. In 2004 and 2003, Hacker, Johnson did not bill Federal Trust for audit related fees such as travel and courier related fees.

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Tax Fees. In 2004 and 2003, Hacker, Johnson also billed Federal Trust $7,000 in each year for tax compliance and advice, including the preparation of Federal Trust’s corporate tax returns.

All Other Fees. In addition to those fees described above, Hacker, Johnson also billed Federal Trust $10,000 and $2,000 in 2004 and 2003, respectively. The fees in 2004 were related to a public stock offering and the fees for 2003 were for ACH and Federal Home Loan Bank collateral audits.

In all instances, Hacker, Johnson’s performance of the above services was pre-approved by our Audit Committee.

In order to be adopted, this item must be approved by the holders of a majority of the outstanding shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting. If the shareholders do not vote in favor of the appointment of Hacker, Johnson, our Board of Directors will consider the selection of other auditors.

The Board of Directors Recommends that Shareholders Vote “FOR”

The Ratification of the Selection of Hacker, Johnson & Smith, P.A.,

As our Independent Auditors for the Fiscal Year Ending December 31, 2005.

PROPOSAL IV

ADJOURNMENT OF ANNUAL MEETING

The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes at the Annual Meeting to approve Proposal I, II or III. In order to permit proxies that have been timely received to be voted for any adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

The Board of Directors Recommends that Shareholders Vote “FOR”

the Approval of the Adjournment of the Annual Meeting.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2006 Annual Meeting, a shareholder’s proposal to take action at such meeting must be received at our main office at 312 West First Street, Suite 110, Sanford, Florida 32771, on or before December 20, 2005. Proposals must comply with the Securities and Exchange Commission’s proxy rules as provided in 17 C.F.R. Section 240.14a-8 in order to be included in our proxy materials.

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BYLAW PROVISIONS REGARDING ANNUAL SHAREHOLDERS’ MEETINGS

Federal Trust’s Bylaws contain two provisions relating to the business which may be properly brought before the Annual Meeting of Shareholders. The first provision requires that certain procedures be followed by a shareholder of record who wishes to present business, other than the nomination of candidates for election as directors, at the Annual Meeting. In order to present such business at the Annual Meeting, a shareholder must provide written notice of such business to our Corporate Secretary not less than 60 days prior to the date of the Annual Meeting; provided however, that in the event less than 40 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, the notice provided by the shareholder must be received no later than the close of business on the 10th day following the day on which the notice of the Annual Meeting was mailed or such public disclosure was made. The written notice must provide a brief description of the proposed business, the name and address of the shareholder providing the notice, as it appears on our books, the class and number of shares that are beneficially owned by the shareholder, and any material interest that the shareholder has in the proposed business.

The second provision provides the procedure for shareholder nominations of directors. The shareholder must provide written notice to Federal Trust’s Corporate Secretary not more than 60 days prior to the date of the Annual Meeting and no less than the later of: (1) 10 days prior to the date of the meeting; or (2) in the event that less than 40 days notice or prior disclosure of the date of the meeting, not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure was made. The written notice must state all information as to each nominee required to be disclosed in solicitations of proxies for election of directors under the regulations of the Securities and Exchange Commission, including the written consent of each such nominee; and the nominating shareholder’s name and address as it appears on our books and the class and number of shares beneficially owned by the shareholder.

The Board is not required to nominate a person designated by a shareholder or to take up such other business as may be contained in a written notice from a shareholder; however, a shareholder’s compliance with these procedures would permit a shareholder to nominate the individual at the Annual Meeting, and any shareholder may vote his or her shares in person or by proxy for any individual that the shareholder desires. The procedures relating to nominating directors and presenting other business at the Annual Meeting may only be used by a shareholder who is a shareholder of record at the time of the giving of the notice. These procedures do not prohibit or apply to shareholder proposals under Securities and Exchange Commission Rule 14a-8 and as described in the section entitled “Shareholder Proposals.”

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STOCK PERFORMANCE GRAPH

The following graph compares the yearly percentage change in Federal Trust’s cumulative total stockholder’s return on our common stock with: (i) the Russell 3000; and (ii) SNL Financial LC’s index for southeastern thrifts and thrift holding companies for the years ended December 31, 1999 to 2004, inclusive.

	Period Ending
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Federal Trust Corporation	100.00	94.74	146.95	173.89	339.54	437.53
Russell 3000	100.00	92.54	81.94	64.29	84.25	94.32
SNL Southeast Thrift Index	100.00	98.42	150.48	176.52	267.70	316.44

The graph assumes an initial investment of $100 at the end of 1999 and the reinvestment of all dividends during the periods indicated.

COMPLIANCE WITH SECTION 16(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and any person who beneficially owns more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive

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officers, directors and 10% or greater shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file. During 2004, our directors and executive officers who own our stock timely filed the required Form 3s, Form 4s or Form 5s with the Securities and Exchange Commission, except for Daniel Roberts, Jr. and James V. Suskiewich who each filed two Form 4s late and Stephen C. Green, A. George Igler and Gregory E. Smith, who each filed one Form 4 late.

SHAREHOLDER COMMUNICATIONS

Shareholders may send communications to our Board of Directors, and any individual director, by addressing such communications to the Board of Directors, or to any individual director, c/o James V. Suskiewich, Chief Executive Officer/President, Federal Trust Corporation, 312 West First Street, Suite 110, Sanford, Florida 32771. Mr. Suskiewich, or his designees, will promptly forward all such communications to the members of the Board of Directors, or any addressed individual director or directors, whichever the case may be.

AVAILABILITY OF OTHER INFORMATION

Accompanying this Proxy Statement is our 2004 Annual Report, which includes our audited financial statements. Additional copies of the Annual Report or our Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact:

Federal Trust Corporation

312 West First Street, Suite 110

Sanford, Florida 32771

Attention: Marcia Zdanys, Corporate Secretary

(407) 323-1833 – telephone number

We currently file periodic reports (including Form 10-KSB and Form 10-QSB) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at is Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements, and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by Federal Trust is also available for review on this website at www.sec.gov.

FEDERAL TRUST CORPORATION

April 15, 2005

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Exhibit A

FEDERAL TRUST CORPORATION

2005 DIRECTOR STOCK PLAN

1.	Purpose and History of the Plan

The purpose of the Federal Trust Corporation 2005 Director Stock Plan (the “Plan”) is to promote the long-term growth of Federal Trust Corporation (the “Corporation”) by increasing the proprietary interest of directors in Federal Trust Corporation and to attract and retain highly qualified and capable directors for the Corporation and its subsidiary, Federal Trust Bank. The Plan is being submitted for shareholder approval at the 2005 Annual Meeting of Shareholders.

2.	Definitions

Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

(a)	“Annual Cash Retainer” means the annual cash retainer fee payable during the Plan Year by the Corporation, or a subsidiary thereof, to a Director for his or her services as a Director. To the extent a Director is also entitled to receive an additional retainer as compensation for serving as the chairperson of a committee of the Board, “Annual Cash Retainer” shall include such additional annual cash amount.

(b)	“Annual Stock Retainer” means the award of Stock or Stock Units made in accordance with Section 7 of the Plan.

(c)	“Award” means an award granted to a Director under the Plan in the form of Options, Shares, or Stock Units or any combination thereof.

(d)	“Award Grant Date” means the date upon which an Award is granted to the Director.

(e)	“Award Summary” means a written summary setting forth the terms and conditions of an Award made under this Plan.

(f)	“Board” means the Board of Directors of the Corporation.

(g)	“Change of Control” means a change of control of the Corporation as defined by the Board from time to time.

(h)	“Committee” means the Compensation Committee of the Board, or such other committee of the Board as may be designated by the Board from time to time to administer the Plan.

(i)	“Corporation” means Federal Trust Corporation, a Florida Corporation, and its successors.

(j)	“Director” means a director serving on the Board of the Corporation. “Director” shall also include a director serving on the board of directors of the Corporation’s subsidiary, Federal Trust Bank, provided that the Board has approved adoption of the Plan by the applicable subsidiary.

(k)	“Fair Market Value” means the closing price of common stock as listed on the American Stock Exchange for the trading day immediately preceding the applicable valuation date (or, if no closing price is listed for common stock on such date, the next immediately preceding date for which a closing price is listed).

(l)	“Option” means an option to purchase Shares awarded under Section 9. Such option shall not be required or construed to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law.

(m)	“Optionee” means a Director to whom an Option has been granted or, in the event of such Director’s death prior to the expiration of an Option, such Director’s executor, administrator, beneficiary or similar person.

(n)	“Plan” means the Federal Trust Corporation 2005 Director Stock Plan, as amended and restated from time to time.

(o)	“Plan Year” means the twelve-month period from June 1 to May 31.

(p)	“Share” means a share of common stock, $.01 par value per share, of the Corporation.

(q)	“Stock Unit” means the right to receive a Share on a date elected by the Director pursuant to rules established by the Committee, as well as such dividend or dividend equivalent rights as may be permitted hereunder.

3.	Eligibility

Directors shall be eligible to participate in the Plan in accordance with Sections 7, 8, and 9 hereof.

4.	Plan Administration

(a)	Administrator of Plan. The Plan shall be administered by the Committee.

(b)	Authority of Committee. The Committee shall have the sole and exclusive authority and discretion to: (1) interpret and construe the Plan and Award Summaries; (2) adopt such rules and procedures as it shall deem necessary and advisable to implement and administer the Plan; and (3) designate persons other than members of the Committee to carry out its responsibilities, subject to such limitations, restrictions and conditions as the Committee, in its best judgment, may determine to be in the Corporation’s best interests and in accordance with the purposes of the Plan.

(c)	Determination of Committee. A majority of the Committee shall constitute a quorum at any meeting of the Committee, and all determinations of the Committee shall be made by a majority of its members. The Committee may make determinations under the Plan without prior notice and without a meeting; provided that such determination is made by written consent signed by all members of the Committee.

(d)	Effect of Committee Determinations. No member of the Committee or the Board shall be personally liable for any action or determination with respect to the Plan, an Award, or the settlement of a dispute between a Director and the Corporation, provided that such action or determination is made in good faith. Any decision or action of the Committee or the Board with respect to any Award or the administration or interpretation of the Plan shall be conclusive and binding upon all persons.

5.	Shares Subject to the Plan

Subject to adjustments as provided in Section 14, the aggregate number of Shares which may be issued pursuant to Awards shall not exceed 90,000 Shares. To the extent that Shares subject to an outstanding Option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such Option or by reason of the delivery of Shares to pay all or a portion of the exercise price of such Option, such Shares shall again be available for issuance under the Plan.

6.	Awards under the Plan

Awards in the form of Shares or Stock Units shall be granted to Directors in accordance with Section 7. Awards in the form of Shares, Stock Units or Options may be granted to Directors in accordance with Section 8 or 9, as applicable. Each Award granted under Section 8, or 9 shall be evidenced by an Award Summary. Delivery of an

Award Summary shall constitute an agreement, subject to Section 3 and Section 11, between the Corporation and the Director as to the terms and conditions of the Award.

7.	Annual Stock Retainer

Each Director shall annually receive an Award hereunder in the form of either Shares or Stock Units, subject to the following terms and conditions:

(a)	Election of Shares or Stock Units. Each Director shall be permitted to elect to receive the Award described under this Section 7 in the form of either Shares or Stock Units. Such election must be made by the date established by the Committee prior to the start of the Plan Year for which the election applies. In the absence of such election, the Award shall be granted in the form of Shares. Each Director’s election shall remain in effect and be applicable with respect to each quarterly grant of the Stock Retainer made for any Plan Year. Such election shall remain in effect and be applicable to quarterly payments made in subsequent Plan Years, unless the Director files a revised election pursuant to this Section 7(a).

In the event a Director is first appointed to the Board after the date established by the Committee for the filing of elections, the quarterly Award of the Director’s Annual Stock Retainer for the quarter in which the Director is appointed (prorated as described in Section 7[c]) shall be made in the form of Shares. The Director may submit a written election to receive the remaining quarterly Awards of the Annual Stock Retainer for the Plan Year in the form of Stock Units by a date prior to the start of the next following quarter and within a period following his or her appointment to the Board determined by the Committee or its designee to be necessary to avoid constructive receipt or to comply with applicable law.

(b)	Time of Grant. An Award of Shares or Stock Units representing each Director’s annual stock retainer shall be made each calendar quarter during the Plan Year to coincide with quarterly payment of the Director’s Annual Cash Retainer. The number of Shares or Stock Units subject to such Award shall be determined as provided in Section 7(c) below. In the case of a Director who is appointed to the Board following the start of a calendar quarter, the Director shall be granted, as of the effective date as of which such Director is first appointed to the Board, his or her annual stock retainer, as prorated in the manner described in Section 7(c) below.

(c)	Number of Shares. The number of Shares or Stock Units granted each calendar quarter pursuant to this Section 7 shall be equal to: (1) 25% of the Director’s Annual Cash Retainer (excluding for this purpose any additional chairperson retainer[s]), divided by (2) the Fair Market Value per share of the Corporation’s common stock as of the Award Grant Date described in paragraph (b) above (increased to the next whole number in case of any fraction). In the case of a Director who is appointed to the Board following the start of a calendar quarter, the number of Shares or Stock Units granted for such quarter shall be calculated in the manner described in the previous sentence, except that (A) the Fair Market Value per share of the Corporation’s common stock under (2) above shall be determined using the date the Director is appointed to the Board as the valuation date, and (B) the number of Shares or Stock Units granted shall be prorated based upon the number of months of the calendar quarter during which such Director will serve on the Board, with any part of a calendar month counting as a whole month.

8.	Elective Shares and Stock Units in Lieu of Annual Cash Retainer

Each Director may elect to receive an Award of Shares, Stock Units or a combination thereof as payment of such Director’s Annual Cash Retainer (or a portion thereof), subject to the following terms and conditions:

(a)

Time of Grant. As of each date on which a quarterly portion of a Director’s Annual Cash Retainer would otherwise be paid, an Award shall be granted to each Director who has filed with the Committee or its designee a written election to receive such Award in lieu of all or a portion of such quarterly payment of his or her Annual Cash Retainer. Such election must be filed in advance of the start of the Plan Year in which such quarterly payment is made, on or before a date established by the Committee as necessary to avoid the constructive receipt of income by the

Director for tax purposes and to comply with any applicable law. Each Director’s election shall remain in effect and be applicable with respect to each quarterly payment of an Annual Cash Retainer made for any Plan Year for which a Director has made an election to receive an Award under this Section 8(a) and in subsequent Plan Years, unless the Director files a revised election pursuant to this Section 8(a). A revised election may only be made on or before a date prior to the start of the Plan Year for which it is being made, such date to be established by the Committee or its designee to avoid the constructive receipt of income by the Director for tax purposes and to comply with any applicable law.

In the event a Director does not file a written election in accordance with this Section 8(a) by reason of becoming a Director after the date established by the Committee for the filing of elections (as described above), an Award may be granted to such Director as of a day following the Director’s submission of a written election to receive such Award in lieu of all or a portion of such Director’s Annual Cash Retainer. Such election must be submitted in accordance with rules established by the Committee or its designee and as of a date determined to be necessary to avoid constructive receipt of income by the Director and to comply with any applicable law. The Committee may, in its sole discretion, limit an election made pursuant to the preceding sentence to only a fraction of a quarterly payment of such Director’s Annual Cash Retainer, the numerator of which is the number of months during the applicable calendar quarter during which such Director will serve on the Board, with any part of a calendar month counting as a whole month, and the denominator of which is 3. In addition, a Director appointed to the Board following the start of a calendar quarter during a Plan Year may not elect to receive Stock Units in lieu of his or her Cash Retainer for such first quarter of service; provided however, that the Director may elect to receive Stock Units in lieu of his or her Cash Retainer for subsequent calendar quarters. An election made pursuant to this paragraph shall be irrevocable during the remainder of the first Plan Year in which the Director receives an Award hereunder.

(b)	Number of Shares and/or Stock Units. The number of Shares and/or Stock Units subject to an Award granted pursuant to Section 8(a) shall be equal to the amount of the Annual Cash Retainer that a Director has elected pursuant to Section 8(a) to be payable in Shares or Stock Units, divided by the Fair Market Value per share of the Corporation’s common stock as of the Award Grant Date described in paragraph 7(c) above (increased to the next whole number in case of any fraction).

(c)	Dividends Paid on Stock Units. While Stock Units remain outstanding, the Director who has received such Stock Units as of the applicable record date shall receive, as of each date on which the Corporation pays a cash dividend on outstanding Shares, additional Stock Units equal in number to:

(1)	the product of:

(A)	the amount of the cash dividend declared by the Corporation for each outstanding Share of the Corporation, and

(B)	the number of Stock Units credited to the Director and still outstanding,

divided by:

(2)	the Fair Market Value of a Share on the date the cash dividend is paid.

Such additional Stock Units shall be issued as Shares at the same time and in the same manner as the underlying Stock Units to which they are attributable.

(d)	Distribution of Stock Units. Upon a date elected by a Director who receives an Award of Stock Units under subparagraph (c) above, the Director will receive one Share for each Stock Unit, including any fractional Stock Units thereof. In the event of a Director’s death prior to the issuance of Shares attributable to Stock Units, such Shares shall become distributable in accordance with Section 13 herein.

9.	Discretionary Awards

In addition to any Awards granted under Section 7 or 8, the Board, in its sole discretion, may approve Awards of Options, Shares or Stock Units to one or more Directors in any calendar year in recognition of additional services provided to the Board or the Corporation or as a special grant to all Directors, subject to the following terms:

(a)	Shares and Stock Units. The number of shares subject to an award of Shares and/or Stock Units shall be determined by the Board. In the event that Stock Units are awarded, the Director will be eligible to receive additional Stock Units as described in Section 8(c), and he or she may make an election to receive a distribution in accordance with Section 8(d).

(b)	Number and Purchase Price of Options. The number of Shares subject to an Option granted shall be determined by the Board. The purchase price per Share under each Option granted shall not be less than 100% of the Fair Market Value per Share determined using the Award Grant Date as the valuation date.

(c)	Exercise of Options. Each Option shall be fully exercisable on and after the date which is six months after the Award Grant Date and, subject to Section 10 herein, shall not be exercisable prior to such date. An Option may be exercised until the earlier of the date which is: (1) ten years after the award Grant Date of such Option; or (2) one year from the date the Optionee’s service on the Board ends as a result of retirement or death. An Option, or portion thereof, may be exercised, in whole or in part, only with respect to whole Shares.

Shares shall be issued to an Optionee pursuant to the exercise of an Option only upon receipt by the Corporation from the Optionee of payment in full either in cash or by submitting acceptable proof to the Committee of the ownership of Shares which have been owned by the Optionee for at least six months prior to the date of exercise of the Option, or a combination of cash and Shares, in an amount or having a combined value equal to the aggregate purchase price for the Shares subject to the Option or portion thereof being exercised. The Shares issued to an Optionee for the portion of any Option exercised by submitting proof of acceptable ownership of Shares shall not exceed the number of Shares issuable as a result of such exercise (determined as though payment in full therefor were being made in cash), less the number of Shares for which proof of ownership is submitted. The value of Shares for which proof of ownership is submitted in full or partial payment for the Shares purchased upon the exercise of an Option shall be equal to the Fair Market Value of such previously-owned Shares on the date of the exercise of such Option.

(d)	Restorative Stock Options. Options granted under this Section 9 may provide for the subsequent grant of a restorative option where a Director exercises the original Option by submitting acceptable proof to the Committee of the ownership of Shares which have been owned by the Optionee for at least six months prior to the date of exercise of the Option. The number of Shares covered by the restorative option shall be equal to the number of previously-owned shares submitted in the Option exercise, and the exercise price shall equal the Fair Market Value of the Corporation’s common stock on the date the Option is exercised. The restorative option shall be subject to such other terms and conditions as are established by the Committee.

10.	Issuance of Shares

Upon the grant of an Award of Shares to a Director, the Shares subject to such Award shall be issued to the Director or his nominee, as the Director shall designate, whereupon the Director shall become a stockholder of the Corporation with respect to such Shares and shall be entitled to vote the Shares.

11.	Non-Transferability of Options and Stock Units

Options and Stock Units granted under the Plan shall not be transferable by a Director during his or her lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by court order, will or by the laws of descent and distribution.

Notwithstanding the foregoing, in the event the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, allow Options to be transferable, each Option then outstanding shall become transferable only to the extent set forth under the terms of each Award, as determined by the Committee. In the event that any Option is thereafter transferred as permitted by the preceding sentence, the permitted transferee thereof shall be deemed the Optionee hereunder, notwithstanding the provisions of subparagraph (l) of Section 2 above. Options shall be exercisable during the Optionee’s lifetime only by the Optionee or by the Optionee’s guardian, legal representative or similar person (except in the case of the death of the Director where the Option provides for post-death exercise).

12.	Change of Control

Upon the occurrence of a Change of Control, any and all outstanding Options shall become immediately exercisable, and all Stock Units shall become distributable in Shares.

13.	Payments to Beneficiaries.

Each Director may designate a beneficiary to receive Awards under the Plan in the event of the death of the Director, as provided under the terms of each Award. In the event that a Director dies before designating a beneficiary, the Director’s beneficiary shall be his surviving spouse, if any. If there is no surviving spouse, the Director’s beneficiary shall be his estate.

14.	Amendment and Termination

The Board may amend the Plan from time to time or terminate the Plan at any time; provided, however, than no action authorized by this Section 14 shall adversely change the terms and conditions of an outstanding Option or Stock Unit without the Optionee’s consent, other than to comply with changes in applicable laws and regulations.

15.	Recapitalization

The aggregate number of shares of Common Stock as to which Awards may be granted to Directors, the number of shares thereof covered by each outstanding Award, and the price per share thereof in each such Award, shall all be proportionately adjusted for any increase or decrease in the total number of Shares issued by the Corporation resulting from a subdivision or consolidation of Shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in the number of such Shares effected without receipt of consideration by the Corporation, or other change in corporate or capital structure; provided, however, that any fractional Shares resulting from any such adjustment shall be eliminated. The Committee may also make the foregoing changes and any other changes, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Plan for the Corporation and the Directors in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction.

16.	Governing Law

To the extent that federal laws do not otherwise control, the Plan shall be construed in accordance with and governed by the law of the State of Florida.

17.	Savings Clause

This Plan is intended to comply in all aspects with applicable law and regulation, including, Section 16 of the Securities Exchange Act of 1934 and Rule 16b-3 of the Securities and Exchange Commission. If any provision of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation (including Rule 16b-3), the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal or unenforceable provision shall be deemed null and void; provided, however, that, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan.

FEDERAL TRUST CORPORATION – REVOCABLE PROXY

2005 ANNUAL MEETING OF SHAREHOLDERS

This Proxy is being solicited on behalf of the Board of Directors.

The undersigned hereby appoints each member of the Board of Directors, and each of them with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of Federal Trust Corporation common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at Springhill Suites, 201 North Towne Road, Sanford, Florida 32771 on May 27, 2005, at 10:00 a.m., and at any and all adjournments.

The undersigned may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation or duly executed Proxy bearing a later date to Federal Trust or by attending the Annual Meeting and voting in person.

INSTRUCTION: Indicate your voting instructions by marking the appropriate boxes.

PROPOSAL I: The election of two Class III directors. FOR WITHHOLD AUTHORITY

INSTRUCTION. To withhold your vote for any individual nominee, strike a line through the nominee’s name listed below.

Dr. Samuel C. Certo James V. Suskiewich

PROPOSAL II: The approval of the Federal Trust Corporation 2005 Directors Stock Plan. FOR

AGAINST

ABSTAIN

PROPOSAL III: The ratification of Hacker, Johnson & Smith, P.A., as the independent auditors for Federal Trust Corporation for the fiscal year ending December 31, 2005. FOR

AGAINST

ABSTAIN

PROPOSAL IV: The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve any of Proposals I, II or III. FOR

AGAINST

ABSTAIN

In their discretion, the proxy holders are authorized to transact and to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof unless indicated otherwise by marking this box. ?

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. Unless contrary direction is given, this proxy will be voted FOR the proposals listed.

[Label]

X

Signature Date

X

Signature if held jointly Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person. The undersigned acknowledges receipt from Federal Trust Corporation, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement dated April 15, 2005, and the 2004 Annual Report.